Otter Creek Long/Short Opportunity Fund
Institutional Class – Ticker: OTTRX
Investor Class – Ticker: OTCRX

Supplement dated April 14, 2022 to the
Summary Prospectus dated February 28, 2022

Effective April 14, 2022, Mr. Cory J. Reed, CFA, will serve as a Portfolio Manager and Principal of the Fund. Messrs. Keith Long and Tyler C. Walling will continue to serve as Portfolio Managers and Principals of the Fund.

The following disclosure is added under the heading “Portfolio Managers” on page 8:

Portfolio Managers
Name	Title	Managed the Fund Since
Cory J. Reed, CFA	Principal	April 2022

Please retain this Supplement with the Summary Prospectus.

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